UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)                           On November 19, 2008, Key Technology, Inc. (the “Company”) amended its Code of Business Conduct and Ethics (the “Code”).  The amendment changes the “conflict of interest” section of the Code to adopt a specific process pursuant to which conflict of interest matters are to be handled, to designate the appropriate Company officer to whom matters should be brought, and to specify the committee of the Board of Directors that shall handle such matters.

The text of the Code is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.                                Description

14.1	Registrant’s Code of Business Conduct and Ethics, as amended and adopted by the Board of Directors on November 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
Chief Financial Officer and Senior Vice President

Dated: November 21, 2008

EXHIBIT INDEX

Exhibit No.                                Description

14.1	Registrant’s Code of Business Conduct and Ethics, as amended and adopted by the Board of Directors on November 19, 2008